Exhibit 99.2

Primis Financial Corp. NASDAQ: FRST Fourth Quarter 2025

Forward - Looking Statements This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward - looking statements” within the meaning of, and subject to the protections of, Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact are forward - looking statements . Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general . These forward - looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including the preliminary estimated financial and operating information presented herein, which is subject to adjustment ; our outlook and long - term goals for future growth and new offerings and services ; our expectations regarding net interest margin ; expectations on our growth strategy, expense management, capital management and future profitability ; expectations on credit quality and performance ; and the assumptions underlying our expectations . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward - looking statements . Forward - looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties . Actual results may differ materially from those contemplated by such forward - looking statements . Factors that might cause such differences include, but are not limited to : instability in global economic conditions and geopolitical matters ; the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within our primary market areas ; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions ; the impact of tariffs, trade policies, and trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U . S . exports, disruptions to supply chains, and decreased demand for other banking products and services) ; the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial Division, digital banking platform, V 1 BE fulfillment service, Mortgage Warehouse division and Primis Mortgage Company ; the risks associated with the Life Premium Finance sale, including failure to achieve the expected impact to our operating results ; competitive pressures among financial institutions increasing significantly ; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices ; changes in management’s plans for the future ; credit risk associated with our lending activities ; changes in accounting principles, policies, or guidelines ; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions ; potential impacts of adverse developments in the banking industry highlighted by high - profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto ; potential increases in the provision for credit losses ; our ability to identify and address increased cybersecurity risks, including those impacting vendors and other fourth parties ; fraud or misconduct by internal or external actors, which we may not be able to prevent, detect or mitigate ; acts of God or of war or other conflicts, acts of terrorism, pandemics or other catastrophic events that may affect general economic conditions ; action or inaction by the federal government, including as a result of any prolonged government shutdown ; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services . Forward - looking statements speak only as of the date on which such statements are made . These forward - looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2024 , under the captions “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . The Company undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events . Readers are cautioned not to place undue reliance on these forward - looking statements . 2

Non - GAAP Measures Statements included in this presentation include non - GAAP financial measures and should be read along with the accompanying tables . Primis uses non - GAAP financial measures to analyze its performance . The measures entitled net income adjusted for nonrecurring income and expenses ; pre - tax pre - provision operating earnings ; operating return on average assets ; pre - tax pre - provision operating return on average assets ; operating return on average equity ; operating return on average tangible equity ; operating efficiency ratio ; operating earnings per share – basic ; operating earnings per share – diluted ; tangible book value per share ; tangible common equity ; tangible common equity to tangible assets ; and core net interest margin are not measures recognized under GAAP and therefore are considered non - GAAP financial measures . We use the term “operating” to describe a financial measure that excludes income or expense considered to be non - recurring in nature . Items identified as non - operating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward - looking trends in our business . A reconciliation of these non - GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non - GAAP Items table . Management believes that these non - GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers . Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’ performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis . Non - GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names . Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP . 3

Company Overview Corp. Headquarters: Bank Headquarters: Branches: Ticker (NASDAQ): Pricing as of January 27, 2026. Financial data as of or for the three months ended December 31, 2025. (1) See reconciliation of Non - GAAP financial measures beginning on slide 20. (2) Mean analyst estimates per Bloomberg. McLean, VA Glen Allen, VA 24 FRST Valuation Market Capitalization ($MM): Price / Book Value per Share: Price / Tangible Book Value (1) : Price / 2025 Estimated EPS (2) : Price / 2026 Estimated EPS (2) : $332 0.79x 1.01x 11.64x 7.94x Key Metrics Total Assets: Total Loans HFI: Total Deposits: TCE / TA (1) : ROAA: ROATCE (1) : Net Interest Margin: Cost of Core Bank Deposits: $4.05B $3.24B $3.40B 8.33% 2.94% 38.50% 3.28% 1.59% 4

# Q4 2025 Financial Highlights[(1)]

| | Q4'25 | Q3'25 | Q4'24 | QoQ | YoY |
|---|---|---|---|---|---|
| **Net Income** | $29.50 | $6.80 | ($23.30) | 334% | N/A |
| **Diluted EPS** | $1.20 | $0.28 | ($0.98) | 329% | N/A |
| **Tangible Book Value per Share** | $13.34 | $11.71 | $10.42 | 14% | 28% |
| | | | | | |
| **NIB Deposits** | $554 | $490 | $439 | 13% | 26% |
| **Total Assets** | $4,047 | $3,955 | $3,690 | 2% | 10% |
| **Average Earning Assets** | $3,737 | $3,622 | $3,577 | 3% | 4% |
| **Return on Average Assets** | 2.94% | 0.70% | -2.43% | 224 bp | 537 bp |
| **Return on Avg. Common Equity** | 29.46% | 7.13% | -24.28% | 2,233 bp | 5,374 bp |
| **Return on Avg. Tang. Common Equity** | 38.50% | 9.45% | -32.21% | 2,905 bp | 7,071 bp |
| **Net Interest Margin** | 3.28% | 3.18% | 2.90% | 10 bp | 38 bp |
| **Loan Yield** | 5.86% | 5.90% | 5.96% | (4) bp | (10) bp |
| **Cost of Deposits** | 2.26% | 2.46% | 2.80% | (20) bp | (54) bp |
| **Cost of Funds** | 2.52% | 2.62% | 2.97% | (10) bp | (45) bp |

- **Margin continues to move higher due to:**
  - Rebuilding and repricing of earning assets
  - Favorable deposit pricing
  - Increasing NIB deposits
  - Restructuring of securities portfolio
- **Material operating leverage in Q4 and expected to continue**
- **All facets of the bank are adding to results in Q4:**
  - Core Bank ROA of 1.05%
  - Mortgage Warehouse up 43% from Q3 with ROA >2%
  - Primis Mortgage pre-tax earnings of $1.4MM versus ($0.4)MM loss in Q4'24
  - Panacea loans and deposits up 25% and 39%, respectively, year-over-year even with the $54 million loan sale

PRIMIS

Dollars in millions, except per share
(1) See reconciliation of Non-GAAP financial measures beginning on slide 20.

5

# Core Bank—Steady & Profitable

## Core Bank Balance Sheet & Earnings[1]

| | Q4'24 | Q1'25 | Q2'25 | Q3'25 | Q4'25 |
|---|---|---|---|---|---|
| Net Interest Income | $21,801 | $23,105 | $23,269 | $22,667 | $21,698 |
| Provision (recovery) | $5,504 | ($562) | $7,676 | $189 | $935 |
| Non-Interest Income | $1,816 | $1,993 | $2,362 | $1,996 | $1,898 |
| Non-Interest Expense | $15,693 | $14,109 | $14,570 | $14,302 | $14,185 |
| Pre-Tax Pre-Provision | $7,925 | $10,990 | $11,061 | $10,361 | $9,411 |
| Pre-Tax Income | $2,421 | $11,552 | $3,385 | $10,172 | $8,476 |
| Taxes | $472 | $2,253 | $660 | $1,983 | $1,653 |
| Net Income | $1,949 | $9,299 | $2,725 | $8,188 | $6,823 |
| Return on Assets | 0.28% | 1.37% | 0.41% | 1.24% | 1.05% |
| Pre-Tax Pre-Provision Return on Assets | 0.91% | 1.28% | 1.32% | 1.26% | 1.16% |
| Net Interest Margin | 3.37% | 3.61% | 3.76% | 3.70% | 3.63% |
| Efficiency Consolidated | 66.95% | 56.64% | 56.70% | 58.43% | 60.57% |
| Overhead Ratio | 2.00% | 1.76% | 1.81% | 1.87% | 1.90% |

- Core Bank is **100% core funded** with customers that walk in our branches or use our technology
- V1BE (proprietary branch delivery app) manages **approximately 15%** of our commercial checking accounts
- Focus on NIB driving results with NIB now 23% of Core Bank deposits
- Extremely limited efforts on Investor CRE
- Lending focused on Residential Builders, C&I and OO CRE

PRIMIS

(1) Core Bank results based on management reporting excluding business lines and with estimated corporate allocations and Income statement Items are stated in thousands

6

• Q4’25 operating ratios on $300 million in average loans: • AT ROAA: 2.26% • Yields: 6.92% • Margin: 3.49% (with FTP funding) • Efficiency: 35% • Ending Q4 balance of $318 million at the seasonal low • Plan to augment growth with larger top - tier lines and MSR relationships through 2026 • Low cost/NIB balances are generally 10 - 15% of total outstanding loan balances (14.5% of average loans in Q4’25) Mortgage Warehouse Lending Dollars in Millions 7 Highly Scalable Business at 6.92% Yield in Q4 • $1.23 billion in commitments with 125 customers • Yields structured to be the note rate with floors to protect bank margin and fees that give the bank around 75 - 100bps over note rate $50 $103 $131 $210 $300 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 502% Annual Growth in Average Loan Balances

# Primis Mortgage

## Growth Despite Rate Environment

*Growth in Lock Volume Despite Low Volume Season*


$185
$111
$228
$202
$368
$402
Q2'23
Q4'23
Q2'24
Q4'24
Q2'25
Q4'25

- **Growth in Q4'25 results from:**
  - Recruitment of #4 Nationwide VA lender in late Q1
  - Recruitment of #1 originator team in Nashville, TN in late Q1
  - Top 7 originators up 55% over Q2'24.
- **Recent hires have added >$500 million to annualized run-rate production**
- **$32 million of construction-to-perm loans funded in Q4'25**
  - Limited profitability at origination but attractive rates during construction followed by wider than average GOS margin
- **Exiting 2025 without any seasonal volume decrease**

PRIMIS
Dollars in Millions
8

• Growth in Q4’25 : • 25% Growth in Loans YoY • 39% Growth in Deposits YoY • $54 million of commercial loans sold in December 2025 demonstrating demand for Panacea loans and providing additional balance sheet flexibility • Flow loan sales expected to begin Q1 2026 • Banking over 7,500 doctors and their practices • #1 Ranked "Bank for Doctors" on Google Panacea Financial Dollars in Millions 9 Growth in Balance Sheet $92 $94 $112 $133 $128 $454 $481 $505 $548 $544 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Deposits Loans

Net Interest Margin & Income (1) See reconciliation of Non - GAAP financial measures beginning on slide 20 10 Core Net Interest Margin (1) Our Margin Advantages • Zero pressure across the Company to: • Compete on rate on any loan offerings in any division • Up - price any deposit relationship to preserve funding levels • Margin would have been 11 bps higher in Q4’25 if portfolio restructuring and debt redemption had been in place • $27MM debt being retired 1/31/26 • $331 million of loans with WAC of 4.92% repricing in latter half of 2026 • Bank’s focus is squarely on deposit mix and continued momentum in checking through V1BE advantage 3.29% 3.15% 3.12% 3.13% 2.91% Q4'25 Q3'25 Q2'25 Q1'25 Q4'24

Balance Sheet – Earning Assets Dollars in Millions 11 Core Bank $2,072 63% Panacea $544 16% Warehouse $318 10% Life Premium $141 4% PM Portfolio $119 4% Consumer Program $90 3% Loans by Divisions (Millions) Core Bank $2,207 66% Panacea $128 4% Mortgage Warehouse $29 1% Digital $992 29% Deposits by Divisions (Millions)

Deposits Dollars in Millions 12 • Approximately 15% of our commercial checking balances have our proprietary branching app • Even with vastly scalable lending strategies, we can grow deposits faster with zero pressure on the core bank’s relationship pricing or profitability • Core Bank benefitting from V1BE convenience for customers in our region and nationally beginning in the fourth quarter 2025 • Warehouse funding 10% - 15% of outstanding balances with NIB Deposit Composition – Q4’25 NIB Growth 26% YoY Demand Deposits 16.3% NOW Accounts 25.4% Money Market Accounts 21.8% Savings Accounts 27.2% Time Deposits 9.3% $554 $490 $478 $456 $439 Q4'25 Q3'25 Q2'25 Q1'25 Q4'24

# Operating Expense

## Operating Efficiency Ratio[1]



98.9%
92.0%
88.7%
78.8%
91.1%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

- **Q4'25 includes elevated expenses that are anticipated to decline in Q1'26 (except lease expense)**
  - $4.5 million compensation expense, majority related to restricted stock expense driven by year-end operating improvement
  - $1.1 million legal expense related to mortgage recruiting suit
  - $0.3 million expense related to finalizing DP contract in Q4
  - $0.4 increased lease expense from SLB transaction ($1.5 million run rate in Q1'26)
- **Excluding expenses not expected to continue, core operating expense burden would have been approximately $22 million, flat from Q4'24**

## Core Opex Burden – 5 Quarters

| *($ in thousands)* | Q4'24 | Q1'25 | Q2'25 | Q3'25 | Q4'25 |
|---|---|---|---|---|---|
| **Reported Noninterest Expense** | $37,841 | $32,516 | $31,927 | $32,313 | $42,164 |
| **PFH Consolidated Expenses** | ($3,641) | ($4,754) | - | - | - |
| **Noninterest Expense Excl. PFH** | $34,200 | $27,762 | $31,927 | $32,313 | $42,164 |
| **Nonrecurring** | ($3,686) | ($1,144) | ($232) | | ($1,126) |
| **Primis Mortgage Expenses** | ($6,354) | ($5,569) | ($8,514) | ($8,214) | ($10,048) |
| **Panacea Net Expense** | $115 | $384 | ($370) | ($2,100) | ($2,614) |
| **Consumer Program Servicing Fee** | ($681) | ($622) | ($518) | ($439) | ($391) |
| **Reserve for Unfunded Commitment** | $6 | ($13) | ($18) | $19 | $127 |
| **Total Adjustments** | ($10,600) | ($6,964) | ($9,652) | ($10,734) | ($14,052) |
| **Core Operating Expense Burden** | **$23,600** | **$20,798** | **$22,275** | **$21,579** | **$28,112** |

PRIMIS

(1) See reconciliation of Non-GAAP financial measures beginning on slide 20

13

Loan Portfolio (1) Dollars in millions 14 Non Owner Occupied CRE Breakdown (1) CRE - OO 15% CRE - NOO 17% C&D 4% Residential 22% C&I 30% Consumer 10% Other 2% • Hotel portfolio down to $163 million from almost $300 million in early 2020 • Occupancy, RevPAR, and ADR exceeding 2019 performance • Debt coverage over 1.50x • C&I largest asset class and growing • Concentrated in Mortgage Warehouse and Panacea • Room to grow C&D with recent success with high quality builders Hotel $163 Office $132 Retail $81 Assisted Living $54 Mixed Use $45 Warehouse/Industrial $21 All other $71

Asset Quality (1) See reconciliation of Non - GAAP financial measures beginning on slide 20 15 Classified Loans / Total Loans (ex. PPP) Core NCOs / Average Loans (1) 0.05% 0.06% 0.15% 0.03% 0.05% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 2.28% 2.15% 4.32% 4.46% 4.33% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 • Substandard and nonaccrual loans flat linked - quarter • Provision of $2.4 million for Q4’25 • $0.6 million related to growth • $0.6 million for consumer program • $1.0 million for impaired loans • Core net charge - offs remain at nominal levels

• Promotional loans with full deferral have driven volatility • Higher defaults when exiting the promotional window have weighed on credit costs • Required GAAP interest recognition at promo expiration followed by large reversals at default in subsequent periods exacerbated revenue noise • Full deferral balances no longer substantial and will be at immaterial levels after 1H’26 • Interest recognition has largely normalized • We have built out our own collections and servicing team to aggressively drive down delinquencies and reduce charge - offs • Pursuing additional recoveries on previous charge - offs Consumer Loan Book No Longer an Overhang Dollars in millions, except per share (1) See reconciliation of Non - GAAP financial measures beginning on slide 20 16 Q4’25 Q3’25 Q2’25 Q1'25 Q4'24 $96,652 $109,551 $123,892 $148,265 $172,634 Gross Loans (Incl. Discount) $1,619 $4,849 $9,662 $17,530 $39,129 Full Deferral Promo Loans $1,795 $2,996 $4,109 $8,150 $12,995 Loans DQ2+ $8,139 $10,366 $13,285 $23,769 $36,397 ACL+Discount 453% 346% 323% 292% 280% ACL + Disc. / DQ2+ $2,083 $2,398 $2,077 $5,676 $5,831 Gross Interest Recognized ($467) ($153) ($2,037) ($2,832) ($2,512) Interest Reversed $1,616 $2,245 $40 $2,844 $3,319 Net Interest Recognized

Capital Ratios (1) See reconciliation of Non - GAAP financial measures on slide 20 17 CET1 Ratio TCE / TA (1) 9.53% 8.62% 8.92% 9.35% 8.74% Q4'25 Q3'25 Q2'25 Q1'25 Q4'24 8.33% 7.48% 7.49% 7.82% 7.16% Q4'25 Q3'25 Q2'25 Q1'25 Q4'24

Per Share Results (1) Core Bank results based on management reporting excluding business lines and with estimated corporate allocations and Income statement Items are stated in thousands (2) Data from Capital IQ with pricing as of January 27,2026 (3) Peers based on FRST proxy compensation peer group 18 Increasing Tangible book Value Per Share (1) Significant Upside Just to Peer Group Average (3) • 2026 estimates are achievable and lead to attractive ROE • 27% upside to the peer group average valuation of 1.31x $13.34 $11.71 $11.48 $11.40 $10.42 Q4'25 Q3'25 Q2'25 Q1'25 Q4'24 0.46 1.01 1.06 1.08 1.09 1.20 1.26 1.28 1.31 1.51 1.56 1.75 2.67 BCBP MNSB FRST CFFI FRBA MVBF BRBS JMSB CARE MPB CCNE SFST PFIS BWFG SHBI HTB CBAN SMBK ACNB ORRF MCBS CCBG FCBC CHCO Price / Tangible Book (2) 7.1 7.8 7.8 7.9 8.0 8.4 8.8 9.0 9.1 9.2 9.2 9.6 9.6 9.8 11.0 11.1 11.3 11.9 12.1 12.5 13.6 14.1 CARE BCBP CCNE FRST PFIS ORRF CBAN MCBS FRBA BWFG MPB SHBI ACNB MNSB SFST SMBK JMSB FCBC HTB CCBG CHCO MVBF Price/ 2026 Earnings Per Share (2)

• Desirable and profitable core bank paired with attractive nationwide business lines • Profitability thesis intact – achievable 1.0% ROAA in 2026 • Attractive valuation relative to peers • Board and management team focused on driving shareholder value Investment Summary 19

# Reconciliation of Non-GAAP Terms

| Reconciliation of Non-GAAP items: | Q4'24 | Q1'25 | Q2'25 | Q3'25 | Q4'25 |
|---|---|---|---|---|---|
| Net income (loss) attributable to Primis' common shareholders | ($23,335) | $22,636 | $2,437 | $6,830 | $29,540 |
| Non-GAAP adjustments to Net Income: | | | | | |
| Loss on sale of investment securities | | | | | $14,777 |
| Branch Consolidation / Other restructuring | $0 | $144 | $0 | $0 | $0 |
| Professional fee expense related to accounting matters and LPF sale | $1,782 | $893 | $232 | $0 | $0 |
| Gain on sale-leaseback | | | | | ($50,573) |
| Transaction costs related to sale-leaseback | | | | | $1,126 |
| Gains on Panacea Financial Holdings investment | $0 | ($24,578) | ($7,450) | $0 | $0 |
| Gains on sale of closed bank branch buildings | $0 | $107 | $0 | $0 | $0 |
| Gain on sale of Life Premium Finance portfolio, net of broker fees | ($4,723) | $0 | $0 | $0 | $0 |
| Consumer program fraud losses | $1,904 | $0 | $0 | $0 | $0 |
| Income tax effect | $224 | $4,370 | $1,559 | $0 | $7,489 |
| **Net income (loss) attributable to Primis' common shareholders adjusted for nonrecurring income and expenses** | **($24,148)** | **$3,572** | **($3,222)** | **$6,830** | **$2,359** |
| | | | | | |
| Book value per common share | $14.23 | $15.19 | $15.27 | $15.51 | $17.12 |
| Effect of goodwill and other intangible assets | ($3.81) | ($3.79) | ($3.79) | ($3.80) | ($3.78) |
| Tangible book value per common share | $10.42 | $11.40 | $11.48 | $11.71 | $13.34 |
| | | | | | |
| Net charge-offs (recoveries) as a percent of average loans (annualized) | 3.83% | 1.47% | 0.80% | 0.14% | 0.16% |
| Impact of third-party consumer portfolio | (3.78%) | (1.41%) | (0.65%) | (0.11%) | (0.11%) |
| Core net charge-offs (recoveries) as a percent of average loans (annualized) | 0.05% | 0.06% | 0.15% | 0.03% | 0.05% |
| | | | | | |
| Total Primis common stockholders' equity | $351,756 | $375,563 | $376,415 | $382,153 | $422,896 |
| Less goodwill and other intangible assets | ($94,124) | ($93,804) | ($93,508) | ($93,502) | ($93,495) |
| Tangible common equity | $257,632 | $281,759 | $282,907 | $288,651 | $329,401 |
| | | | | | |
| Common equity to assets | 9.53% | 10.16% | 9.72% | 9.66% | 10.45% |
| Effect of goodwill and other intangible assets | (2.37%) | (2.34%) | (2.23%) | (2.18%) | (2.12%) |
| Tangible common equity to tangible assets | 7.16% | 7.82% | 7.49% | 7.48% | 8.33% |
| | | | | | |
| Net interest margin | 2.90% | 3.15% | 2.86% | 3.18% | 3.28% |
| Effect of adjustment for Consumer Portfolio | 0.01% | (0.02%) | 0.26% | (0.03%) | 0.01% |
| Core net interest margin | 2.91% | 3.13% | 3.12% | 3.15% | 3.29% |

PRIMIS

20